Exhibit 99.1 Emerald Holding, Inc. Lender Presentation January 2025

Notes Forward-Looking Statements The information provided in this presentation is for general informational purposes only. This presentation contains certain forward-looking statements regarding Emerald Holding, Inc. and its subsidiaries (the “Company”), including, without limitation, statements regarding the Company’s ability to continue staging live events and scale its business beyond pre-COVID levels; statements about general economic conditions, or more specifically about the markets in which the Company operates, and the Company’s expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or performance; the multiple avenues to return to organic growth; expectations regarding interest rates and economic conditions and the Company’s 2024 financial guidance expectations; the Company’s ability to successfully identify and acquire acquisition targets[; and the Company’s intention to continue to pay regular quarterly dividends, among others. In particular, the declaration, timing and amount of any future dividends will be subject to the discretion and approval of the Company’s Board of Directors, and will depend on a number of factors. The forward-looking statements contained herein are based on management’s current expectations as well as estimates and assumptions prepared by management as of the date hereof, and although they are believed to be reasonable, they are inherently uncertain and not guaranteed. These statements involve risks and uncertainties outside of the Company’s control that may cause actual results, performance, or achievements, to differ materially and there can be no assurance that the projected results and forward-looking statements in this presentation will prove to be accurate. In addition, even if the Company’s results of operations, financial condition and liquidity, and events in the industry in which it operates, are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Forward looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe, “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” or “would” or similar expressions and the negatives of those terms. For factors that could cause actual results to differ materially from the forward-looking statements in this presentation, please see the risks and uncertainties identified under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recently filed annual report on Form 10-K for the year ended December 31, 2023, which is available on the Company’s Investor Relations website at investor.emeraldx.com and on the SEC’s EDGAR website at www.sec.gov. The Company disclaims any obligation to update or revise any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise. Past results are not indicative of future performance. Industry and Market Information To the extent this presentation includes information concerning the industry and the markets in which the Company operates, including general observations, expectations, market position, market opportunity and market size, such information is based on management's knowledge and experience in the markets in which the Company operates, including publicly available information from independent industry analysts and publications, which the Company believes to be reasonable, but which are inherently uncertain and imprecise. Accordingly, you are cautioned not to place undue reliance on such market and industry information. Non-GAAP Financial Information This presentation also includes certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and should not be considered as a substitute for or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (“GAAP”). The non-GAAP measures included herein may be different from similarly titled non-GAAP measures used by other companies. A reconciliation is provided herein for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Readers are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. Confidential – Not for Distribution

Preliminary Financial Results The Company’s audited consolidated financial statements for the year ended December 31, 2024 are not yet complete. The information set forth below regarding the Company’s expected results for this period is a preliminary estimate, based solely on management estimates using information available as of the date hereof and subject to the completion of financial and operating closing procedures and customary audit procedures as of and for the year ended December 31, 2024. As a result, the Company’s actual results may vary materially from the estimated preliminary results included herein. Accordingly, you should not place undue reliance on these estimates. The information presented herein should not be considered a substitute for the audited consolidated financial information to be filed with the SEC in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 once it becomes available. These expectations have not been, and will not be, updated on an ongoing basis and should not be considered financial guidance of any metric by management. These preliminary financial results constitute “forward-looking statements” as described in “Forward-Looking Statements.” The estimated preliminary financial results provided herein are not a comprehensive statement of the Company’s financial results for the year ended December 31, 2024. The estimated preliminary financial results included herein have been prepared by, and are the responsibility of, the Company’s management. PricewaterhouseCoopers LLP has not audited, reviewed, examined, compiled, nor applied audit procedures with respect to the preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. Please see the Company’s filings with the SEC for a further discussion of its use of Adjusted EBITDA. The Company does not provide reconciliations of Adjusted EBITDA to the nearest comparable GAAP measure for the preliminary financial information discussed herein for the year ended December 31, 2024 because, as of the date hereof, the Company is unable to derive each individual component of such measure due to the proximity to the end of the fiscal year. Confidential – Not for Distribution

Today’s Presenter David Doft Chief Financial Officer • Joined the Company in 2020 • Prior to joining Emerald, served as CFO of MDC Partners for 12 years, as well as interim Co-CEO in early 2019 as MDC Partners underwent a strategic review • Prior to MDC Partners, David spent 14 years as a sell-side analyst and portfolio manager in TMT at Cobalt Capital, DLJ Securities, ABN AMRO/ING Barings Furman Selz and CIBC World Markets Confidential – Not for Distribution

Agenda • Transaction Overview 1 2• Company Overview 3• Key Credit Highlights 4• Financial Summary 5• Appendix Confidential – Not for Distribution

Transaction Overview

Transaction Overview • Emerald Holding, Inc. (“Emerald” or the “Company”) is the largest U.S. based B2B events platform with a portfolio of “must attend” events and a suite of complementary digital properties across a diverse range of end markets th • The Company has performed well coming out of the COVID-19 pandemic, with LTM September 30 , 2024 Total (1) Revenue and Adjusted EBITDA excl. Insurance of $393.5 million and $103.5 million , respectively th • As of September 30 , 2024, the Company had ample liquidity of $299 million, which was comprised of $189 million of cash and cash equivalents and $110 million of undrawn revolver capacity • Emerald is seeking to raise a new $415mm First Lien Term Loan to refinance its existing $409mm First Lien Term Loan due 2026 ➢ Concurrently, the Company is looking to extend its existing Revolving credit facility into a new 5-year facility • The Transaction will be leverage neutral with secured and total leverage unchanged (1) Please see slide 30 for a reconciliation of Net Income to Adjusted EBITDA. 6 Confidential – Not for Distribution

Sources & Uses and Pro Forma Capitalization

EMERALD

Sources & Uses

($ in millions) Sources	Amount
Extended Revolving Credit Facility	--
New First Lien Term Loan	$415
Total Sources	**$415**
Uses	**Amount**
Refinance Revolving Credit Facility ($110)	--
Refinance First Lien Term Loan	$409
Cash to Balance Sheet	$6
Total Uses	**$415**

Pro Forma Capitalization

($ in millions)	Maturity	Current 9/30/24	(Adj.)	Pro Forma 9/30/24
Cash & Cash Equivalents		$189	*$6*	$195
Revolving Credit Facility ($110)	5/23/2026[1]	--	--	--
First Lien Term Loan	5/22/2026	409[2]	*(409)*	--
Extended Revolving Credit Facility	***5 year***	--	--	--
New First Lien Term Loan	***7 year***	--	***415***	**415**
Total Debt		**$409**		**$415**
Market Capitalization [3]		958		958
Total Capitalization		**$1,367**		**$1,373**
Financial Statistics				
Adj. EBITDA Excl. Cancelation Insurance		$104		$104
Credit Statistics				
Total Debt / Adj. EBITDA Excl. Cancelation Insurance		4.0x		4.0x
Net Debt / Adj. EBITDA Excl. Cancelation Insurance		2.1x		2.1x

Note: Sources & Uses exclude fees and expenses; fees and expenses to be covered by cash and cash equivalents from the balance sheet.
(1) The Revolver will mature on the earliest of either (i) May 23, 2026 and (ii) 91 days prior to the scheduled final maturity date of all outstanding term loans of an amount greater than the greater of (x) $75mm and (y) 100% of the Consolidated EBITDA.
(2) First Lien Term Loan B balance as of January 14, 2025.
(3) Market Capitalization as of January 14, 2025.

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Confidential – Not for Distribution

Summary of Indicative Terms Borrower: Emerald X, Inc. (The “Borrower”) Guarantors: Holdings and all of the Borrower's material wholly-owned domestic restricted subsidiaries, subject to customary exceptions (Same as Existing) First lien on substantially all of the present and after-acquired assets of the Borrower and each Guarantor, subject to exclusions for real property and other Security: customary exceptions. No requirement for (1) control agreements over deposit/securities accounts or (2) collateral actions under foreign law. (Same as Existing) Facility: Extended Revolving Credit Facility $415 million Term Loan B Maturity: 5 years 7 years Amortization: None 1.00% per annum (payable quarterly) Call Protection: Prepayable at Par 101 Soft Call for 6 months Maximum First Lien Leverage Ratio of 5.50x. Financial Covenants: None (Cov-Lite) Springing trigger: Quarterly tested at Revolver utilization >35% 50% of Excess Cash Flow with step-downs to 25% and 0% at FLNR of 3.5x and 3.0x, respectively Mandatory Prepayments: 100% of Asset Sales with step-downs to 50% and 0% at FLNR of 3.5x and 3.0x, respectively Negative Covenants: Refer to the Marketing Term Sheet for details 8 Confidential – Not for Distribution

Summary of Indicative Terms January 2025 Sun Mon Tue Wed Thu Fri Sat 1 2 3 4 Bank Holiday 5 6 7 8 9 10 11 Key Transaction Dates 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 Week of: Event: th th January 13 • Lender Conference Call (January 15 ) rd • Lender Commitments Due (January 23 ) th January 20 th • Pricing and Allocation (January 24 ) Thereafter • Closing and Effectiveness 9 Confidential – Not for Distribution

Company Overview

Emerald at a Glance

EMERALD

Business Overview

- Emerald is the largest U.S. based B2B events platform with significant diversification across end markets. The company operates across three business lines:
  - Connections (~90% of revenue) [1]: Leading and "must attend" B2B events and conferences bringing together industry-specific communities
  - Content (~5% of revenue): B2B websites and publications across 20 sectors
  - Commerce (~5% of revenue): B2B wholesale e-commerce software and marketplace offerings
- Founded in 2013 after Nielsen Expositions was acquired by Onex and subsequently rebranded as Emerald
- Emerald is headquartered in New York, NY and has ~689 employees

Key Stats

$400mm [2] 2024E Revenue	**100+** Events & Media Products	**2.6 mm** Active Customers	**$20bn** Total Global Addressable Market
$100mm [2] 2024E Adj. EBITDA	**17.5mm** Website Visitors	**~500k** Attendees	**18k+** Exhibitors

Select Trade Shows

ADVERTISINGWEEK Leading event in the advertising, marketing, media and technology sectors	ASDMARKETWEEK Consumer goods wholesale buying event	BD | NY Leading trade fair and conference for boutique hotel design
NKBA KBIS North America's largest trade show dedicated to all aspects of Kitchen and bath design	COUTURE High-end designer fine jewelry and luxury timepiece market	INTERNATIONAL PIZZA EXPO & CONFERENCE World's largest trade show for the pizzeria industry

Source: Company reports 2023-2024, Company Management.
(1) Revenue mix numbers are as of FY 2024E.
(2) Guidance for FY 2024 Revenue of at least $400 million and Adjusted EBITDA of at least $100 million, respectively, as of October 30, 2024.

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Confidential – Not for Distribution

Emerald’s Monetization Engine Provides Diverse And Highly Visible Revenue Generation Across Its Three Segments Connections Content Commerce (~90% of FY 2024E Revenue) • Collection of leading B2B trade shows and • B2B websites and publications that provide • SaaS software enables year-round B2B buying conferences that bring together industry- industry specific business news and and selling which averages $1 billion per month specific communities information across 20 sectors of wholesale gross transaction volume • Revenue is generated from the production of • Revenue primarily consists of advertising sales • Revenue consists of subscription revenue, trade shows and conference events, including for industry publications and digital products implementation fees and professional services booth space sales, registration fees and sponsorship fees 12 Confidential – Not for Distribution

Emerald’s Diversified Portfolio Serves a Broad Range of Markets Gift, Home & Technology, Design & General Industrial Advertising & Sports & Outdoor Luxury Food Construction Merchandise Marketing (Water & board sports and resort-oriented (Antique and estate (Manufacturers & (Leading event in the distributors of fasteners) merchandise) jewelry and watches) (Boutique (Functional and advertising, marketing, media (B2B Value-oriented hospitality- appealing living and technology sectors) general merch trade show) oriented brands environments and designers) for elders) (Premier marketplace for swim and active culture) (High-end designer (#1 tradeshow serving jewelry and luxury pizzeria owners) (#1 event serving timepiece market) custom home A/V (Equipment, systems installer industry) (Outdoor gear, clothing, services and technology) accessories and services) (Evidence-based (Hospitality design for design) (Wholesale souvenir, healthcare) resort and gift trade (Semi-annual show for show) (Unique event for do-it- high-end jewelry (Home medical (Digital transformation design) yourself adventure travel equipment) of auto sector) enthusiasts) (Trade event for the Latin foods & beverage market) (Global design, (Kitchen & high-end, bath market) (Sports-related licensed (Home decoration, contemporary (B2B Mid/Upper tier (#1 B2B tradeshow and (Leading conference and products and tailgating antiques, furniture and interiors) home/gift trade show) related media serving trade show for established supplies) art) cannabis industry) Amazon sellers) 33% 17% 15% 13% 11% 8% 3% of Revenue of Revenue of Revenue of Revenue of Revenue of Revenue of Revenue Source: Company management. 13 Confidential – Not for Distribution TTM October 2024 Connections Events Revenue

Three Pillars of Value Creation Emerald’s focus is on maximizing value of operations and expanding offerings Customer Centricity 365-Day Engagement Portfolio Optimization • Action the holistic consolidated customer database • Daily content and insights across 20 • Targeted accretive M&A industries • Focuses on allowing customer to do • Partnership opportunities business on their terms at higher • Scaled B2B marketplace • Emerald Xcelerator ROI • Increased cadence of online • Value-based pricing structure offerings • Rigorous, perpetual brand reviews via 3-year brand operating plans across portfolio • Improved customer retention • Platform acquisitions in new growth categories • Higher revenue per customer • New revenue streams • Tuck-in acquisitions in existing • Focused investment in evolving • Powerful first-party data strategic categories brands • Improved cross selling efforts • New event and content launches • Optimized event success and in growth categories customer ROI 14 Confidential – Not for Distribution

Key Credit Highlights

Key Credit Highlights Significant Opportunity for Growth in a Large, Fragmented Market with Strong Secular Trends 1 Leading B2B Events Provide High ROI Marketing and Lead Generation for Recurring Client Base 2 Diversified and Growing Portfolio of Market-Leading Brands 3 4 History of Acquiring and Integrating High-Quality Events with a Robust Acquisition Pipeline 5 Attractive Financial Profile with Strong Balance Sheet and Free Cash Flow Conversion Best-in-Class Management Team with Deep Industry Experience 6 16 Confidential – Not for Distribution

1 Significant Opportunity for Growth in a Large, Fragmented Market

EMERALD

- Emerald's leading market position and successful track record of accretive acquisitions makes it the acquiror of choice in a large and highly fragmented market
  - The US B2B trade show market represents a $13.5bn TAM, in which the largest trade show organizers represent only a small portion of the overall market
- Additionally, steady post-COVID market trajectory combined with Emerald's commercial initiatives already in place provide a stable base to drive strong continued organic growth
  - History of consistent industry growth in the U.S. B2B market
  - Emerald has demonstrated a consistent ability to attract attendees and exhibitors to shows on a recurring basis

Top US Scaled Exhibition Organizers are a Small Part of Overall Market



Large US Exhibition Organizers
Rest of Market
8%
92%

EMERALD

Largest US based player in B2B trade show market

Total Spend On Business-Focused Exhibitions ($ Bn) (1)



US Market Size ($bn)
2024E-2028E CAGR of ~3.0%
$6.4
$10.7
$12.9
$13.5
$15.2
2021A
2022A
2023A
2024E
2028E

Sources: Activate Consulting, Technology & Media Outlook 2025; Stax Consulting, Stax Top 20 Ranking of Exhibition Organizers by 2023 Revenues.

(1) Total spend includes business spend on exhibit space, conference fees, advertising, and sponsorships.

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Confidential – Not for Distribution

2 Leading B2B Events Provide High ROI Marketing and Lead Generation for Recurring Client Base

EMERALD

64%
of CMOs plan to increase their investments in in-person events [(1)]

38
New leads generated, on average, per trade show event [(2)]

60%
of executives report that in-person events – lead to significant knowledge transfer and LT partnerships.[(3)]

70%
of buyers prefer hybrid and in-person experiences where there is increased trust and deeper engagement[(4)]

~3.0%
2024E-2028E CAGR projected for US B2B trade show market size[(5)]

In-person trade shows and events continue to be an integral part of businesses' marketing budgets and among the highest ROI

Value to Exhibitors

- Generate leads and sales
- Introduce new products
- Build brands
- Strengthen relationships
- Educate the market
- Service customers

Value to Attendees

- Fulfill procurement needs
- Source new suppliers
- Reconnect with existing suppliers
- Identify trends
- Learn about new products / services
- Network with industry peers

(1) Source: Deloitte. The CMO Survey: Managing Marketing Technology, Growth and Sustainability – Highlights and Insights Report (Spring 2024).
(2) Source: Events Industry Council & Oxford Economics. (2023) 2023 Global Economic Significance of Business Events.
(3) Source: Harvard Business Review. (2020). When Do We Really Need Face-to-Face Interactions
(4) Source: McKinsey & Company. (2022). The New B2B Growth Equation: Customers Want an Always-On, Personalized, Omnichannel Experience. The Worlds Best Sellers are Giving it To Them.
(5) Source: Activate Consulting, Technology & Media Outlook 2025.

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Confidential – Not for Distribution

3 Diversified and Growing Portfolio of Market-Leading Brands Design & Construction • Well-balanced and diversified • Emerald’s largest five shows represent 29% of FY 2024E revenues Industrial Action Sports • No single customer is more than 1% of revenue, and largest trade show is in single-digit % of revenue Gift, Home & General Merchandise (1) • 90% of FY 2024E revenues from Live Events • 90%+ of trade show franchises hold market-leading Luxury Food positions within their respective industry verticals • All Content publications complement our trade show portfolio Technology, Advertising & Marketing • Enterprise SaaS Commerce platform enables wholesale buying and selling (1) Includes revenue from Trade Shows and Other Events. 19 Confidential – Not for Distribution

4 History of Acquiring and Integrating High-Quality Events with a Robust Acquisition Pipeline

EMERALD

Emerald Has Completed and Integrated Over 30 Acquisitions Over the Last Decade Totaling $897mm in Capital Deployed

Commentary

- Successfully acquired and integrated 30 trade show and B2B brands over the last 10 years into a singular, go-to-market platform
    - Growing footprint through acquisition of high-quality events across key industry verticals
- Historically, acquisitions purchased in mid-to-high single digits multiple range
- Ability to achieve cost and revenue synergies in most transactions
- Accretive M&A potential within a highly fragmented industry at attractive valuations

Selected Recent Acquisitions

MJBiz	Advertising Week	Lodestone Events	GRC World Forums	Hotel Interactive
January 2022	**June 2022**	**January 2023**	**January 2024**	**April 2024**
#1 B2B tradeshow and related media serving cannabis industry	*Premier global B2B event and thought leadership platform in the advertising, marketing, media and technology sectors*	*Producer of Overland Expo series of vehicle-based, adventure travel consumer shows*	*Portfolio of events centered around Governance, Risk and Regulation*	*Premier conference and leading multi-channel hosted-buyer business*

Historical # of Acquisitions per Annum

2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
1	4	5	4	2	1	1	2	2	1	4

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Confidential – Not for Distribution

5 Attractive Financial Profile with Strong Balance Sheet and Free Cash Flow Conversion

EMERALD

Commentary

- Pro forma liquidity of $189mm cash and $110mm undrawn revolver
- Favorable cash collection cycle, where exhibitors largely pay in full in advance of each trade show, whereas the bulk of expenses are paid close to or after the events
- Attractive cost structure with approximately 30% of event-level costs fixed vs. 70% variable
  - Ability to adapt event-level fixed costs based on lead-time for any postponement / cancellation
- Investing in upgraded technology in the Elastic Suite offering and within core trade show & content business, with ~$5-6mm annual spend on capitalized software related to Elastic
- Insurance coverage of $100mm in place to protect against unforeseen events and disruptions excluding pandemics

Revenue



$361
$127
$146
$326
$383
$400+(1)
2019A
2020A
2021A
2022A
2023A
2024E

Adj. EBITDA



Adj. EBITDA Margin % (excl. insurance proceeds)
35.4%
NM
NM
17.5%
24.8%
~25%
$128
$72
($35)
$44
($33)
$240
$57
$98
$3
$100+(1)
2019A
2020A
2021A
2022A
2023A
2024E

Capital Expenditures (incl. Capitalized Software)



As a % of Revenue
1.1%
3.1%
4.5%
3.2%
3.0%
2.5%
$4
$4
$7
$10
$12
$10
2019A
2020A
2021A
2022A
2023A
2024E

Adjusted EBITDA less Capital Expenditures



$124
$68
($39)
$38
($40)
$229
$47
$86
$3
$90+
2019A
2020A
2021A
2022A
2023A
2024E

Source: Company Public Filings.
Note: Figures represent $ in millions unless otherwise noted.
(1) Guidance for FY 2024 Revenue of at least $400 million and Adjusted EBITDA of at least $100 million, respectively, as of October 30, 2024.

Includes Insurance Proceeds

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Confidential – Not for Distribution

6 Best-in-Class Management Team with Deep Industry Experience Name & Title Previous Experience Commentary • Leadership team have significant strategic and operational experience to implement strategy and (1) Hervé Sedky deliver long-term growth President & CEO • Rigorous commercial and operational management cadence all centered around a relentless focus on David Doft the customer Chief Financial Officer • Select Key Initiatives: ➢ Developed Growth-focused framework Issa Jouaneh centered on 3 strategic imperatives: customer President, Connections centricity, delivering 365-day customer engagements and portfolio optimization ➢ Integrated disparate businesses to create Danielle Puceta scaled event-delivery platform EVP, Content & Commerce ➢ Created customer data hub, integrating customer data sources into one database Sara Altschul EVP, General Counsel ➢ Strengthened portfolio through accretive M&A & Secretary (1) Also serves on the Board of Directors. 22 Confidential – Not for Distribution

Financial Summary

(1) 2024 Guidance Signals Continued Growth and Margin Expansion Revenue 2024 Revenue Guidance ($ in Millions) (1) At least $400 mm $382.8 • FY 2024 Revenue expected to $325.9 (1) be at least $400 million $145.5 2021 2022 2023 2024 (1) Adjusted EBITDA ex-Insurance 2024 Adjusted EBITDA ($ in Millions) Guidance (1) At least $100 mm $95.0 $56.8 (2) • FY 2024 Adjusted EBITDA expected to be at least $100 (1) million ($33.3) 2021 2022 2023 2024 Sources: 3Q24 Investor Presentation, Company financials. (1) Guidance for FY 2024 Revenue of at least $400 million and Adjusted EBITDA of at least $100 million, respectively, as of October 30, 2024. 24 (2) See slide 30 of this presentation for a reconciliation of Net (Loss) Income to Adjusted EBITDA and Adjusted EBITDA excluding event cancellation insurance proceeds. Confidential – Not for Distribution

Revenue and Adjusted EBITDA by Segment Quarterly Annual Connections ($ in Millions) $133.4 $382.8 $122.3 $325.9 $101.5 $86.5 $86.0 $72.5 $72.6 Revenue FY 2022 FY 2023 Revenue 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Connections $282.6 $340.2 Connections $112.2 $75.6 $62.0 $90.4 $123.4 $75.0 $62.4 All Other $43.3 $42.6 All Other $10.1 $10.9 $10.5 $11.1 $10.0 $11.0 $10.2 Total $325.9 $382.8 Total $122.3 $86.5 $72.5 $101.5 $133.4 $86.0 $72.6 Adjusted EBITDA Adjusted EBITDA Connections $133.0 $136.8 Connections $49.4 $25.1 $22.5 $39.8 $56.1 $26.4 $23.6 All Other $0.2 $3.6 All Other ($0.3) $1.0 $1.3 $1.6 $0.2 $1.8 $1.6 Corporate ($42.2) ($42.6) Corporate ($12.6) ($11.5) ($13.0) ($5.5) ($15.5) ($12.9) ($12.7) Adj. EBITDA $91.0 $97.8 Adj. EBITDA $36.5 $14.6 $10.8 $35.9 $40.8 $15.3 $12.5 Less: Insurance Less: Insurance $34.2 $2.8 -- -- $2.8 -- $1.0 -- - Proceeds Proceeds Adj. EBITDA Adj. EBITDA $56.8 $95.0 $36.5 $14.6 $8.0 $35.8 $39.8 $15.3 $12.5 ex-Insurance ex-Insurance 25 Confidential – Not for Distribution

FY 2024 Preliminary Results Revenue Adj. EBITDA FY 2024 Preliminary Results Approx. $400 million Approx. $100 million Note: Please refer to Slide 3 for disclaimer regarding Preliminary Financial Results. 26 Confidential – Not for Distribution

Capital Allocation and Financial Policy Priorities Objectives Actions • Leverage is 2.1x as of September 30, 2024, which is (1) Maintain Net Leverage Ratio • Target 2.0 – 3.0x long-term Net Leverage Ratio within the targeted range • Acquire leading B2B events or related assets in existing verticals and/or new, growing verticals to diversify exposure Supplement Organic Growth with • Capture revenue and/or cost synergies • Completed 9 acquisitions over the past 3.5 years M&A • Multiple arbitrage • Consider B2C events only in existing scale verticals • Common stock dividend reinstated at an annualized level • Re-introduce recurring quarterly cash dividend given of $12m ($0.06/share) or $3.0m per quarter to start Annual Recurring Dividends free cash flow generative nature of business • Target ongoing payout ratio of up to 25% of FCF • Gradually increase the dividend over time • Announced $25 million share repurchase program, • Capitalize on stock price volatility by using excess Opportunistic Share Buybacks representing approx. 3% of the current equity market liquidity to buy back stock when accretive to value capitalization (1) Defined as the ratio of net debt to consolidated trailing twelve month EBITDA as defined in Amended and Restated Senior Secured Credit Facilities. 27 Confidential – Not for Distribution

Growth Framework • 2024 projected growth driven by (a) continued yield optimization through value-based pricing, (b) full integration of recently acquired brands, (c) expansion of the eCommerce Business and (d) offset by pruning of small underperforming events • Long-term plan goal for mid-high single digit organic growth driven by modest net square feet sold growth Revenue benefiting from enhanced enterprise and international sales efforts and investments in various customer experience initiatives to improve retention such as matchmaking and lead retrieval, leveraging value-based pricing initiative to improve yield, and 1-2% from new event growth • Significant revenue visibility due to advanced booking of events • Institutional focus on Adj. EBITDA growth and free cash flow generation • Considerable Adj. EBITDA margin expansion due to strong operating leverage now that core delivery platform is in place EBITDA and • Strong free cash flow driven by steady organic revenue growth, realization of cost structure centralization Free Cash Flow initiatives and consistent price increases and relatively light capex • Adj. EBITDA margin expansion targeted to 35%+ over the next several years driven by organic growth of existing events, benefits of value-based pricing strategies and operating leverage against investments in centralized delivery platform 28 Confidential – Not for Distribution

Appendix

Adjusted EBITDA Reconciliation ($ in millions) FYE December 31 LTM 9/30/24 • Intangible asset impairment charges represent non-cash 1 2021 2022 2023 2024 charges of $6.3 million for the three and nine months ended September 30, 2024, for certain indefinite-lived intangible Net Income (Loss) ($78) $131 ( $8) ( $21) assets in connection with the Company’s interim testing of Interest Expense, Net $16 $22 $35 $38 intangibles for impairment Loss on extinguishment of debt - - $2 - 2 • Other Items include (Figures for LTM 9/30/24 period): Income Tax Expense (Benefit) (1) 27 5 28 • Acquisition related transaction, integration, and restructuring related costs ($12.3 million) Goodwill Impairment Charge 7 6 - - • Non-recurring legal, audit and consulting fees ($2.8 Intangible Asset Impairment Charge 33 2 - 6 1 million) Depreciation & Amortization 48 60 45 31 • Non-cash gains related to the remeasurement of Stock-Based Compensation 10 6 8 7 contingent consideration Deferred Revenue Adjustment 2 1 - - • Restructuring-related transition costs including one- time severance expenses and costs associated with Other Items 9 (14) 11 15 2 lease abandonment Total Adjustments $124 $109 $106 $125 • Insurance settlement related expenses Adjusted EBITDA $46 $240 $98 $105 • Reflects the removal of insurance proceeds, which the 3 Company received in connection with the cancellation of Event Cancellation Insurance Proceeds 77 183 3 1 3 certain events in the earlier time periods Adjusted EBITDA Excluding Insurance Proceeds ($32) $57 $95 $104 Sources: Company Public Filings. 30 Confidential – Not for Distribution